UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): October 7, 2025

Ocean Power Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33417	22-2535818
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

28 Engelhard Drive, Suite B
Monroe Township, New Jersey	08831
(Address of principal executive offices)	(Zip Code)

(609) 730-0400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	OPTT	NYSE American
Series A Preferred Stock Purchase Rights	N/A	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 15, 2025, Ocean Power Technologies, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain institutional investors (the “Investors”) under which the Company agreed to issue and sell, in one or more registered public offerings by the Company directly to the Investor (the “Offering”), convertible notes for up to an aggregate principal amount of $25,000,000 (the “Notes”) that will be convertible into shares of the Company’s common stock, par value of $0.001 per share (the “Common Stock”). On May 15, 2025, the Company issued and sold to the Investors Notes in the original aggregate principal amount of $10,000,000.

On October 7, 2025, the Company issued and sold to the Investors $6,500,000 of additional Notes. The additional Notes and shares of Common Stock issuable upon conversion of the additional Notes are being offered and sold pursuant to a prospectus supplement which will be filed in connection with a “takedown” from the Company’s shelf registration statement on Form S-3 (File No. 333-275843) declared effective on December 12, 2023. An opinion of counsel regarding the validity of the securities being issued and sold by the Company in the transactions described in the Securities Purchase Agreement is filed as Exhibit 5.1.

A description of the terms of the Securities Purchase Agreement was included in the Company’s Current Report on Form 8-K filed on May 15, 2025, which descriptions were not complete and are qualified in its entirety by reference to the full text of those agreements, copies of which are included as Exhibits 10.1 and 10.2 hereto, and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
*5.1	Opinion of Porter Hedges LLP.
*10.1	Securities Purchase Agreement dated May 15, 2025 between Ocean Power Technologies, Inc. and the investors party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 15, 2025).
*10.2	Form of Series B Convertible Note between Ocean Power Technologies, Inc. issued by Ocean Power Technologies, Inc. to the holder (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on May 15, 2025).
23.1	Consent of Porter Hedges LLP (included in Exhibit 5.1).

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ocean Power Technologies, Inc.

Dated: October 7, 2025	/s/ Philipp Stratmann
Philipp Stratmann
President and Chief Executive Officer